                               AMENDMENT AGREEMENT

         THIS AMENDMENT AGREEMENT (the "Amendment") is made and entered into as of the 24th day of January, 2001, by and between James H. Hance, Jr. ("Executive") and Bank of America Corporation, a Delaware corporation (the "Corporation").

                              Statement of Purpose
                              --------------------

         Executive has been employed by the Corporation pursuant to that certain Employment Agreement dated April 10, 1998 and effective as of September 30, 1998 by and between Executive and NationsBank Corporation, a North Carolina corporation (the "Employment Agreement"). NationsBank Corporation reincorporated during 1998 in Delaware and subsequently changed its name to Bank of America Corporation. The Employment Agreement is currently scheduled to terminate effective September 30, 2001. Executive and the Corporation desire to modify the terms and conditions of the Employment Agreement as set forth herein in order to extend Executive's period of employment under the Employment Agreement by three years through September 30, 2004.

         NOW, THEREFORE, in consideration of the foregoing statement of purpose and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Section 2 of the Employment Agreement is hereby amended to read as follows:

                  "2. Employment Period. The Company hereby agrees to employ the Executive, and the Executive hereby agrees to enter into the employ of the Company subject to the terms and conditions of this Agreement, for the period commencing on the Effective Date and ending on September 30, 2004 (the "Employment Period")."

         2. Except as expressly or by necessary implication amended hereby, the Employment Agreement shall continue in full force and effect.


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

         IN WITNESS WHEREOF, the parties have executed this Amendment on the date first above written.

                                BANK OF AMERICA CORPORATION


                                By: /s/ C. J. Cooley
                                    --------------------------------
                                      Name: C. J. Cooley
                                           -------------------------
                                      Title: Corporate Personnel Executive
                                             -----------------------------


                                "Corporation"



                                /s/ James H. Hance, Jr.
                                ------------------------------------------------
                                James H. Hance, Jr.

                                "Executive"


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